                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No.)

Filed by the Registrant [_]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] Confidential, for use of the Commission only (as permitted by Rule 14a-6(E)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                          Farmers & Merchants Bancorp
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
              Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

(4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

(5)  Total fee paid:

--------------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)  Amount Previously Paid:

--------------------------------------------------------------------------------

(2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

(3)  Filing Party:

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(4)  Date Filed:

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

                          FARMERS & MERCHANTS BANCORP
                   121 West Pine Street, Lodi, CA 95240-2184


March 16, 2001


Dear Stockholder:

     The Annual Meeting of Stockholders of Farmers & Merchants Bancorp will be held this year at 121 West Pine Street, Lodi, CA, on Monday, April 16, 2001, at 4:00 p.m. We look forward to your attendance.

     The following Proxy Statement outlines the business to be conducted at the Meeting, which includes the election of Directors, the ratification of PricewaterhouseCoopers LLP as independent auditors and any other matters which properly come before the Meeting.

     A copy of the Company's 2000 Annual Report to Stockholders is also enclosed.

     We hope you will be able to attend the Meeting in person. A buffet consisting of hors d'oeuvres and refreshments will be served after the meeting. The Directors and Senior Management greatly appreciate the interest expressed by our Stockholders. Whether or not you plan to attend the Meeting, it is important that you are represented and that your shares are voted. Accordingly, after reviewing the Proxy Statement, we ask you to complete, sign and date the proxy card and return it as soon as possible in the postage-paid envelope that has been provided for your convenience.

Sincerely,


/s/ Ole R. Mettler           /s/ Kent A. Steinwert

Ole R. Mettler               Kent A. Steinwert
Chairman of the Board        President and Chief Executive Officer

                          FARMERS & MERCHANTS BANCORP
                   121 West Pine Street, Lodi, CA 95240-2184

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           To be held April 16, 2001

To the Stockholder addressed:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Farmers & Merchants Bancorp, a Delaware corporation (the "Company"), will be held at its Main Office, 121 West Pine Street, Lodi, CA, on Monday, April 16, 2001, at 4:00 p.m. to:

1. Elect the following eleven (11) Directors to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified:

          Stewart C. Adams, Jr.      Harry C. Schumacher
          Ralph Burlington           Hugh Steacy
          Robert F. Hunnell          Kent A. Steinwert
          Ole R. Mettler             Calvin (Kelly) Suess
          James E. Podesta           Carl A. Wishek, Jr.
          George Scheideman

2. Ratify the appointment of PricewaterhouseCoopers LLP by the Board of Directors, to act as independent auditors for the year ending December 31, 2001.

3. Act upon such other matters as may properly come before such Meeting or any adjournment or postponement thereof.

     The Board of Directors has fixed the close of business on March 1, 2001 as the record date for determining the holders of the Common Stock of the Company entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. A complete list of stockholders entitled to vote will be available at the office of the Secretary of the Company at 121 W. Pine Street, Lodi, CA for ten days prior to the Meeting.

     You are strongly encouraged to attend the Annual Meeting. Please complete, sign and date, as promptly as possible, the enclosed proxy and immediately return it in the envelope provided for your use. This is important whether or not you plan to attend the Meeting in person. The giving of such proxy will not affect your right to revoke such proxy or to vote in person, should you attend the Annual Meeting.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              /s/ Donald H. Fraser

                              Donald H. Fraser
                              Secretary
Dated:  March 16, 2001

--------------------------------------------------------------------------------

                            YOUR VOTE IS IMPORTANT
  TO INSURE YOUR VOTE IS REPRESENTED, YOU ARE URGED TO COMPLETE, SIGN, DATE
                        AND PROMPTLY RETURN YOUR PROXY.

--------------------------------------------------------------------------------

                                PROXY STATEMENT
                          FARMERS & MERCHANTS BANCORP
                   121 West Pine Street, Lodi, CA 95240-2184

     This Proxy Statement is furnished to the stockholders of Farmers & Merchants Bancorp (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be used in voting at the Annual Meeting of Stockholders to be held on April 16, 2001, 121 West Pine Street, Lodi, CA at 4:00 p.m., and at any adjournment or postponement thereof (the "Meeting"). All expenses incidental to the preparation and mailing, or otherwise making available to all stockholders of the notice, Proxy Statement and formal Proxy will be paid by the Company. This Proxy Statement and the enclosed Proxy are being mailed to the Company's stockholders on or about March 16, 2001.

     This Proxy Statement outlines the business to be conducted at the Annual Meeting, which, includes the election of Directors and the ratification of PricewaterhouseCoopers LLP as independent auditors.

Voting Rights and Vote Required

     Only stockholders of record at the close of business on March 1, 2001 (the "Record Date"), will be entitled to vote in person or by proxy. On that date, there were 687,465 shares of Common Stock outstanding and entitled to vote.

     Stockholders of Common Stock of the Company are entitled to one vote for each share held, except that in the election of Directors, because of the application of Section 2115 of the California Corporation law, each stockholder may be eligible to exercise cumulative voting rights and may be entitled to as many votes as shall equal the number of shares of Common Stock held by such stockholder multiplied by the number of Directors to be elected, and such stockholder may cast all of such votes for a single nominee or may distribute them among two or more nominees. For example, if you own 10 shares and 11 Directors are being elected, you have 110 votes - you can cast all of them for one or more Directors if you so choose. No stockholder, however, shall be entitled to cumulate votes (i.e., cast for any one or more candidates a number of votes greater than the number of stockholder's shares) unless the name(s) of the candidate(s) has (have) been placed in nomination prior to the commencement of the voting in accordance with Article III, Section 3.4 of the Company's By-Laws (which requires that nominations made other than by the Board of Directors be made by notification in writing delivered or mailed to the President of the Company not less than 30 days or more than 60 days prior to any Meeting of stockholders) and in accordance with Article II, Section 2.9 of the Company's By-Laws, a stockholder has given at least two days written notice to the Secretary of the Company of an intention to cumulate votes prior to the voting. If any stockholder has given such notice, all stockholders may cumulate their votes for candidates in nomination, in which event votes represented by Proxies delivered pursuant to this Proxy Statement may be cumulated, in the discretion of the proxy holders, in accordance with the recommendation of the Board of Directors. Discretionary authority to cumulate votes in such event is, therefore, solicited in this Proxy Statement.

     In the election of Directors, the 11 nominees receiving the highest number of votes will be elected. Approval of the selection of the independent auditors and on such other matters, if any, will require the affirmative vote of a majority of the shares represented and voting at the Meeting provided the quorum provisions of Article II, Section 2.7 of the By-Laws are met. Abstentions will not count as votes in favor of the election of Directors or any of the other proposals.

Voting of Proxies - Quorum

     The shares represented by all properly executed proxies received in time for the Meeting will be voted in accordance with the stockholders' choices specified therein; provided, however, that where no choices have been specified, the shares will be voted "FOR" the election of the 11 nominees for Director recommended by the Board of Directors, "FOR" the ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors, and on such other matters, if any, which may properly come before the Meeting (including any proposal to adjourn the Meeting). A majority of the shares entitled to vote represented either in person or by a properly executed Proxy, will constitute a quorum at the Meeting. Abstentions and broker "non-votes" are each included in the determination of the number of shares present and voting for purposes of determining the presence of a quorum. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Abstentions will be included in tabulations of the votes cast on proposals presented to the stockholders and therefore will have the effect of a negative vote. Broker "non-votes" will not be counted for purposes of determining the number of votes cast for a proposal.

Revocability of Proxy

     A stockholder using the enclosed proxy may revoke the authority conferred by the proxy at any time before it is exercised by delivering written notice of revocation to the Secretary of the Company or a duly executed proxy bearing a later date, or by appearing and voting by ballot in person at the Meeting. In the event that signed proxies are returned without voting instructions, proxies will be voted in favor of the actions to be voted upon.

                                  PROPOSAL 1
                                  ----------

                             ELECTION OF DIRECTORS

     At the Meeting it will be proposed to elect eleven (11) Directors of the Company, each to hold office until the next Annual Meeting and until successors shall be elected and qualified. It is the intention of the proxy holders named in the enclosed Proxy to vote such Proxies (except those containing contrary instructions) for the 11 nominees named below.

     The following table sets forth each of the nominees for election as a Director, their age, their principal occupation for the past five years and the period during which they have served as Director of the Company.

------------------------------------------------------------------------------------------------------------
                                                      Principal Occupation                         Director
        Name                 Age                     During Past Five Years                         Since
        ----                 ---                     ----------------------                         -----
------------------------------------------------------------------------------------------------------------
Stewart C. Adams, Jr.         63     Attorney                                                        1997
------------------------------------------------------------------------------------------------------------
Ralph Burlington              77     Retired, Former Co-owner San Joaquin Sulfur Co.                 1968
------------------------------------------------------------------------------------------------------------
Robert F. Hunnell             80     Retired, Former Owner, Hunnell's Pharmacy                       1970
------------------------------------------------------------------------------------------------------------
Ole R. Mettler                83     Chairman of the Board and Retired Bank President                1973
------------------------------------------------------------------------------------------------------------
James E. Podesta              80     Orchardist                                                      1980
------------------------------------------------------------------------------------------------------------
George Scheideman             81     Retired, Former Produce Buyer                                   1973
------------------------------------------------------------------------------------------------------------
Harry C. Schumacher           80     Retired since 1997, prior thereto President of the Bank         1997
------------------------------------------------------------------------------------------------------------
Hugh Steacy                   90     Retired, Former President, Henderson Bros. Co., Inc.            1964
                                     (plumbing, contracting and hardware)
------------------------------------------------------------------------------------------------------------
Kent A. Steinwert             48     President and Chief Executive Officer since August              1998
                                     1997, prior thereto, a senior officer with Bank of
                                     America National Trust and Savings Association
------------------------------------------------------------------------------------------------------------
Calvin (Kelly) Suess          65     Co-owner, Lodi Nut Company, Inc.                                1990
------------------------------------------------------------------------------------------------------------
Carl A. Wishek, Jr.           62     Assistant Vice President of the Bank                            1988
------------------------------------------------------------------------------------------------------------

     None of the Directors of the Company were selected pursuant to arrangements or understandings other than with the Directors and stockholders of the Company acting within their capacity as such. There are no family relationships between any of the Directors, and none of the Directors serves as a Director of any company which has a class of securities registered under, or subject to periodic reporting requirements of, the Securities Exchange Act of 1934, as amended, or any company registered as an investment company under the Investment Company Act of 1940.

     The Board does not anticipate that any of the nominees will be unable to serve as a Director of the Company, but if that should occur before the Meeting, the proxy holders, in their discretion, upon the recommendation of the Company's Board of Directors, reserve the right to substitute as nominee and vote for another person of their choice in the place and stead of any nominee unable so to serve. The proxy holders reserve the right to cumulate votes for the election of Directors and cast all of such votes for any one or more of the nominees, to the exclusion of the others, and in such order of preference as the proxy holders may determine in their discretion, based upon the recommendation of the Board of Directors.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                                                          ---
                          THE NOMINEES LISTED ABOVE.


Board of Directors Meetings

     During the calendar year ending December 31, 2000, the Board of Directors of the Company met eight (8) times and the Board of Directors of the Bank met fifty-two (52) times. Each incumbent attended more than 75% of the Meetings of the Board of Directors and Committees on which they served, except for Carl Wishek, Jr who attended 73% of such meetings.

Committees of the Board of Directors

     The Company's principal asset is its wholly owned subsidiary, Farmers & Merchants Bank of Central California (the "Bank"). The Directors of the Company are also Directors of the Bank. As such, Bank Committees supervise and review the activities of the Bank, which in turn report to the Company's Board of Directors.

     Neither the Bank nor the Company has a nominating committee.

Audit Committee

     The Audit Committee of the Bank directs the activities of the internal and independent auditors of the Company to ensure compliance with applicable laws. The Audit Committee examines the affairs of the Bank through reports of examinations made by the independent auditors, internal auditors and regulatory
agencies.   The committee reviews the examinations of Bank operations, loans and credits and reports the results to the Bank's Board of Directors. The Committee met fourteen (14) times in 2000 and is comprised of the following members:
Messrs. Hunnell (Chairperson), Burlington, and Scheideman.

Expense Committee

     The Expense Committee of the Bank reviews and examines all Company expenses on a monthly basis comparing the results with the annual budget, the previous month and prior year, and proposes recommendations for management on controllable expenses. The Committee met twelve (12) times in 2000 and is comprised of the following voting members: Messrs. Podesta (Chairperson), Suess and Wishek. Mr. Mettler is an Ex Officio member.

CRA Committee (Community Reinvestment Act)

     The CRA Committee reviews the Bank's efforts and responsibilities in accordance with the Community Reinvestment Act. The Committee makes recommendations to the Board of Directors to assure the Bank is meeting the credit, investment and service needs of all segments of the communities it serves. The Committee met thirteen (13) times in 2000 and is comprised of the following voting members: Messrs. Suess (Chairperson), Podesta and Wishek. Mr. Mettler is an Ex Officio member.

Personnel Committee

     The Committee is comprised of the following voting members: Messrs. Steacy (Chairperson), Schumacher and Adams. Mr. Mettler is an Ex Officio member. The Committee met nine (9) times in 2000.

Compensation Committee Interlocks and Insider Participation

     The Personnel Committee is made up of three members of the Board of Directors, none of which are officers or employees of the Company.

                       Report of the Personnel Committee
              of the Board of Directors on Executive Compensation

     The Personnel Committee of the Bank reviews and establishes the general employment and compensation practices and policies of the Bank and approves procedures for the administration thereof. The Board of Directors of the Bank, operating through its Personnel Committee, establishes annual executive compensation for the Chief Executive ("CEO") and the other executive officers based on performance and regulatory publications that indicate compensation paid by other Banks of similar size. This annual evaluation process establishes a competitive base salary for each executive and offers incentive compensation, which can provide additional compensation if established performance measures are achieved.

     As described in the Summary Compensation Table, each named executive receives a monthly base salary, and is eligible to receive an annual cash bonus. Bank performance measures are established each year based on the Bank's profit objectives. The extent to which these objectives are achieved determines if and what size the annual cash bonus and merit increases will be.

     In evaluating the CEO's annual salary, the Personnel Committee uses a subjective evaluation as a basis for its decisions and considers: the Bank's net income, comparative executive compensation levels of similar peer groups, safety and soundness criteria, and current economic conditions. The performance measures used in determining the CEO's annual cash bonus is based on the same income objectives as all Company employees.

                                             Respectfully Submitted,


                                             Hugh Steacy
                                             Stewart C. Adams, Jr.
                                             Harry C. Schumacher

                   Report of the Audit Committee of the Bank

     Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act or the Exchange Act that might incorporate this Proxy Statement or future filings with the SEC, in whole or in part, the following report shall not be deemed to be incorporated by reference into any such filing.

     In performing its functions, the Audit Committee acts only in an oversight capacity and necessarily relies on the work and assurances of the Bank's management, which has the primary responsibility for financial statements and reports, and of the independent auditors, who, in their report, express an opinion on the conformity of the Company's annual financial statements to generally accepted accounting principles.

     In connection with the December 31, 2000 financial statements of the Company, the audit committee: (1) reviewed and discussed the audited financial statements with management; (2) discussed with the independent auditors the matters required by Statement on Auditing Standards No. 61; and (3) received and discussed with the independent auditors the matters required by Independence Standards Board Statement No. 1. Based upon these reviews and discussions, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2000.

     The Audit Committee has adopted a written charter in the form attached as Exhibit A.

     The Audit Committee of the Bank is consists of three "independent directors," as such term defined by Rule 4200(a)(14) of the NASD's listing standards: Messrs. Hunnell (Chairperson), Burlington, and Scheideman.


                                   Respectfully submitted,


                                   Robert F. Hunnell
                                   Ralph Burlington
                                   George Scheideman


                           Audit and Non-Audit Fees

Audit Fees

     The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for the audit of the Company's annual financial statements for fiscal year 2000 and the reviews of the financial statements included in the Company's Form 10-K was $68,000. Less than 50% of the hours expended on the engagement to audit the Company's financial statements for fiscal year 2000 were attributed to work performed by persons other than PricewaterhouseCoopers LLP's full-time, permanent employees.

All Other Fees

     The aggregate fees billed for services rendered by PricewaterhouseCoopers LLP other than for the services described above, including tax consulting, permitted internal audit outsourcing and other non-audit services, for fiscal year 2000 was $15,000.

     The Audit Committee considered whether the provision of the services other than the audit services is compatible with maintaining PricewaterhouseCoopers LLP's independence.

     There were no fees billed for professional services rendered for information technology services related to financial information systems design and implementation by PricewaterhouseCoopers LLP for fiscal year 2000.

Executive Officers

     Set forth below is certain information regarding the executive officers of the Bank, with the exception of Mr. Steinwert whose information is set forth under "Nominees":

Name and Position(s)                Age            Principal Occupation during the Past Five Years
-------------------                 ---            -----------------------------------------------
Richard S. Erichson                  53       Executive Vice President and Senior Credit Officer of the
Executive Vice President                      Bank since December 1998, prior thereto, Senior Vice
& Senior Credit Officer                       President & Senior Commercial Banking Manager, Bank of
(Beginning Dec. 14, 1998)                     America National Trust and Savings Association.

Donald H. Fraser                     64       Executive Vice President and Wholesale & Retail Market
Executive Vice President &                    Manager of the Bank since December 2000, prior thereto,
Wholesale & Retail Market                     Executive Vice President and Chief Operating Officer of the
Manager, and Secretary                        Bank since April 1996, prior thereto, Senior Vice President and Chief Operating Officer of the Bank.

John R. Olson                        48       Executive Vice President and Chief Financial Officer of the
Executive Vice President                      Bank since April 1996, prior thereto, Senior Vice President
& Chief Financial Officer, and                and Chief Financial Officer of the Bank.
Treasurer

Deborah E. Hodkin                    38       Executive Vice President & Chief Administrative Officer of
Executive Vice President & Chief              the Bank since December 2000, prior thereto, Executive Vice
Administrative Officer                        President & Chief Operations Officer, prior thereto, Vice
(Beginning Dec. 29, 2000)                     President & Chief Informations Officer of Union Safe Deposit
                                              Bank since 1997, prior thereto Vice President Loan
                                              Operations Administrator of Stockton Savings Bank.

Kenneth W. Smith                     41       Senior Vice President & Commercial Credit Administrator of
Senior Vice President &                       the Bank since March 1999, prior thereto, Associate
Commercial Credit Administrator               commercial Banking Manager of Bank of America.

Compensation of Directors and Executive Officers

     A Director who is not a Bank employee receives a monthly fee and a fee for each Bank Board or Bank Committee Meeting attended. The monthly fee is $311.58 for each Director, the Board Meeting fee is $400.00, and the Committee Meeting fee is $200.00. In addition, each outside Director received a $10,000 bonus in 2000. Directors may elect to defer receipt of some or all Directors' fees.

     Directors who are not active officers in the Bank do not participate in either the Defined Benefit Pension Plan or the Profit Sharing Plan.

     Directors are permitted to participate in the Bank's group insurance plan along with salaried employees. This plan is funded 2/3rds by the Bank and 1/3rd by the Directors who are employees and 100% by Directors who are not employees.

     The Bank plans to continue the payment of such fees for regular meetings of the Board and of the Committees of the Board.

     The following table sets forth the aggregate remuneration for the services in all capacities paid by the Bank during 1998, 1999 and 2000 to the Chief Executive Officer and each of the four highest paid Executive Officers of the Bank whose total annual salary and bonus exceeded $100,000.

Summary Compensation Table                                                                           Long Term
                                                                                                    Compensation
                                                                     Annual Compensation               Awards
-----------------------------------------------------------------------------------------------------------------------
                                                                                                Profit       Deferred
                                                                                                Sharing       Bonus
        Name                       Title                 Year        Salary        Bonus         Plan         Plan
        ----                       -----                 ----        ------        -----         ----         ----

-----------------------------------------------------------------------------------------------------------------------
K.A. Steinwert        President & Chief Executive           2000      $224,487      $180,000      $13,225       $73,063
                      Officer (Effective Aug. 18,           1999       220,368       125,000       11,933        61,096
                      1997)                                 1998       201,405        50,000       12,267        53,439
-----------------------------------------------------------------------------------------------------------------------
R.S. Erichson         Executive Vice President &            2000      $163,254      $ 55,000      $13,225       $17,412
                      Senior Credit Officer                 1999       152,129        45,000       11,933        14,560
                      (Effective Dec. 14, 1998)             1998            --            --           --            --
-----------------------------------------------------------------------------------------------------------------------
D.H. Fraser           Executive Vice President &            2000      $153,867      $ 45,000      $13,185       $17,412
                      Wholesale & Retail Market             1999       146,150        32,000       11,933        14,560
                      Manager, and Secretary                1998       135,575            --        9,885            --
-----------------------------------------------------------------------------------------------------------------------
J.R. Olson            Executive Vice President &            2000      $153,733      $ 45,000      $13,225       $17,412
                      Chief Financial Officer, and          1999       144,419        32,000       11,933        14,560
                      Treasurer                             1998       137,083            --       10,032            --
-----------------------------------------------------------------------------------------------------------------------
K.W. Smith            Senior Vice President &               2000      $112,614      $ 30,000      $10,395       $ 6,943
                      Commercial Credit Administrator       1999        86,840            --           --         5,805
-----------------------------------------------------------------------------------------------------------------------

Deferred Bonus Plan

     Participants under the Deferred Bonus Plan are entitled to receive cash payments based on the long-term cumulative profitability of the Bank and its subsidiaries and a bonus factor determined for each participant. Deferred bonuses become payable to eligible participants after either the participant has become vested and his or her employment at the Bank terminates or there has been a "Change in Control" as defined in the Plan.

Profit Sharing Plan

     Benefits pursuant to the Profit Sharing Plan vest 0% during the first three years of participation, 20% per year thereafter and after seven years such benefits are fully vested.

Employment Contracts and Termination of Employment and Change in Control Arrangements

     The Bank entered into an employment agreement on July 8, 1997 with Kent A. Steinwert as its President and Chief Executive Officer. The agreement, which expires on December 4, 2003, provides for a minimum base salary of $250,000 annually, annual salary increases at the discretion of the Board of Directors based upon performance, use of a Bank-owned automobile and certain insurance benefits.

Under certain circumstances in the event of termination of employment, Mr. Steinwert will be entitled to receive severance compensation set forth in the agreement.

     The Bank entered into an employment agreement on December 1, 1998 with Richard S. Erichson as its Executive Vice President and Senior Credit Officer. The agreement, which expires on November 30, 2001, provides for a minimum base salary of $150,000 and annual salary increases at the discretion of the Board of Directors based upon a review of his performance during the previous year.
Under certain circumstances in the event of termination of employment, particularly in connection with a change of control of the Bank, Mr. Erichson will be entitled to receive severance compensation set forth in the agreement.

     The Bank entered into an employment agreement on December 29, 2000 with Deborah E. Hodkin as its Executive Vice President and Chief Administrative Officer. The agreement, which expires on December 29, 2003 is automatically renewable for 1 year terms unless notice is provided. The agreement provides for a minimum base salary of $165,000 annually, annual salary increases beginning in 2002 at the times that other salaried Executive Officers are adjusted, use of a Bank-owned automobile and certain insurance benefits. Under certain circumstances in the event of termination of employment, Ms. Hodkin will be entitled to receive severance compensation set forth in the agreement.

     The Bank has not entered into any other employment agreements.

Defined Benefit Pension Plan

     The amount of accrued contribution to the Bank's Defined Benefit Pension Plan cannot readily be separately calculated at this time by the plan actuaries. The Bank's contribution requirement to the plan in 2000 was $700,592 as determined by the actuaries. The maximum annual retirement benefits, which any of the above named individuals would be entitled to receive, as Officers of the Bank, assuming that all applicable conditions of the plan are met, is $18,000 annually. Mr. Mettler elected to withdraw his respective vested interest the year he reached normal retirement age 65 and is no longer a participant in the Defined Benefit Pension Plan. Current rules permit the inclusion of a pension plan table demonstrating benefits payable upon retirement. Since the maximum compensation payable to any employee, including Executive Officers is $18,000 per year, a pension table has been excluded.

Certain Relationships and Related Transactions

     Certain Directors and Executive Officers and corporations and other organizations associated with them and members of their immediate families were customers of and had banking transactions, including loans, with the Bank in the ordinary course of business in 2000. Such loans were made on substantially the same terms, including interest rates and collateral, as those available at the time for similar transactions with other persons. These loans did not involve more than the normal risk of collection or have other unfavorable features.

Indemnification

     The Company's Certificate of Incorporation and By-Laws provide for indemnification of officers, Directors, employees and agents to the fullest extent permitted by Delaware law. Delaware law generally provides for the payment of expenses, including attorneys' fees, judgments, fines and amounts paid in settlement reasonably incurred by the indemnitees provided such person acted in good faith and in a manner he or she reasonably believed not to be opposed to the best interests of the corporation and with respect to any criminal action or proceeding if he or she had no reasonable cause to believe his or her conduct was unlawful. However, in derivative suits, if the suit is lost, no indemnification is permitted in respect of any claim as to which the prospective indemnitee is adjudged to be liable for misconduct in the performance of his or her duty to the company and then only if, and only to the extent that, a court of competent jurisdiction determines the prospective indemnitee is fairly and reasonably entitled to indemnity for such expenses as the court deems proper. Finally, no indemnification may be provided in any action or suit in which the only liability asserted against a Director is pursuant to a statutory provision outlawing loans, dividends, and distribution of assets under certain circumstances.

     The provisions regarding indemnification may not be applicable under certain federal banking and securities laws and regulations.

Compliance with Section 16(a) of The Exchange Act

     Section 16(a) of the Securities Exchange Act of 1934, as amended, required the Company's executive officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Forms 3, 4 and 5 with the Securities Exchange Commission. Officers, Directors and greater than ten percent stockholders are required by regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file. Based solely on the Company's review of the copies of such forms it has received, the Company believes that all of its officers, Directors and greater than ten percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during 2000.

Performance Table

     The following table compares the yearly percentage change in the Company's cumulative total shareholder return on Common Stock with (i) the cumulative total return of the American Stock Exchange market index, and (ii) a published index compiled by Media General Financial Services, Inc. of banks and bank holding companies throughout the United States (the industry group line depicted below). The table assumes an initial investment of $100 and reinvestment of dividends. Points on the table represent the performance as of the last business day of each of the years indicated. The table is not necessarily indicative of future price performance.

     The table shall not be deemed filed or incorporated by reference into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this table by reference.

           Period ended December 31, 1995 through December 31, 2000

                        COMPARISON OF SIX YEAR CUMULATIVE TOTAL RETURN
--------------------------------------------------------------------------------------------------------
                                        1995        1996        1997        1998        1999        2000
                                        ----        ----        ----        ----        ----        ----
--------------------------------------------------------------------------------------------------------
Farmers & Merchants Bancorp           100.00      111.22      120.93      146.02      221.57      238.43
--------------------------------------------------------------------------------------------------------
Industry Index                        100.00      131.03      188.67      198.29      184.73      212.45
--------------------------------------------------------------------------------------------------------
AMEX Market Index                     100.00      105.52      126.97      125.25      156.15      154.23
--------------------------------------------------------------------------------------------------------

Security Ownership of Certain Beneficial Owners and Management

     To the knowledge of the Company, as of the Record Date, no person or entity was the beneficial owner of more than five percent (5%) of the outstanding shares of the Company's Common Stock except as provided below and in the following tables. For the purpose of this disclosure and the disclosure of ownership shares by management, shares are considered to be "beneficially" owned if the person has or shares the power to vote or direct the voting of the shares, the power to dispose of or direct the disposition of the shares, or the right to acquire beneficial ownership (as so defined) within 60 days of December 31, 2000.

                      Name and Address               Amount and Nature of         Percent
Title of Class       of Beneficial Owner             Beneficial Ownership (1)     of Class
--------------       -------------------             ------------------------     ---------
Common Stock         Sheila M. Wishek                        48,611                 7.07%
                     1704 Vallejo
                     San Francisco, CA 94123
Common Stock         C.A. Wishek, Jr.                        46,227                 6.72%
                     P.O. Box 906
                     Lodi, CA 95241
Common Stock         Bruce Mettler                           34,972                 5.09%
                     17901 N. Cherry Road
                     Lodi, CA 95240

______________________
(1) Shares are beneficially owned, directly and indirectly, together with spouses, and unless otherwise indicated, holders share voting power with their spouses.

     The following table shows the number of common shares and the percentage of the common shares beneficially owned (as previously discussed) by each of the current Directors, by each of the nominees for election to the office of Director, by the Chief Executive Officer and the four other most highly compensated executive officers (whose annual compensation exceeded $100,000) and by all Directors and executive officers of the Company as a group as of December 31, 2000.

                                                                 Number of Shares of
                                                              Common Stock Beneficially      Percent
Name and Address of Beneficial Owner (1)                               Owned (2)             of Class
----------------------------------------                               ---------             ---------
Stewart C. Adams, Jr.                                                     1,245                 *
Ralph Burlington                                                          2,100                 *
Richard S. Erichson                                                         708                 *
Donald H. Fraser                                                          1,000                 *
Robert F. Hunnell                                                         1,389                 *
Ole R. Mettler                                                           20,903                 3.04 %
John R. Olson                                                               525                 *
James R. Podesta                                                            829                 *
George Scheideman                                                         2,584                 *
Harry C. Schumacher                                                       4,269                 *
Kenneth W. Smith                                                             91                 *
Hugh Steacy                                                               2,123                 *
Kent A. Steinwert                                                         3,676                 *
Calvin (Kelly) Suess                                                        647                 *
Carl A. Wishek, Jr.                                                      46,227                 6.72 %
All Directors and executive officers as a group (16 persons)             88,319                12.85 %

-------------------
*    Indicates less than 1%.
(1) Unless otherwise indicated, the business address for each of the persons listed in the table is 121 West Pine Street, Lodi, CA, 95240-2184.
(2) Shares are beneficially owned, directly and indirectly, together with spouses, and, unless otherwise indicated, holders share voting power with their spouses.

                                  PROPOSAL 2
                                  ----------

                           RATIFICATION OF AUDITORS

     On October 17, 2000, as recommended by the audit committee and approved by the Board of Directors, Farmers & Merchants Bancorp engaged the accounting firm of PricewaterhouseCoopers LLP as independent accountants for the Registrant for the third quarter of 2000 and for the year ending December 31, 2000. The client-auditor relationship between Farmers & Merchants Bancorp and Arthur Andersen LLP was terminated on October 16, 2000.

     During the two most recent fiscal years and interim periods subsequent to December 31, 1999, there have been no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events.

     Arthur Andersen LLP's report on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     At the Meeting a vote will be taken on a proposal to ratify the appointment of PricewaterhouseCoopers LLP, by the Board of Directors, to act as independent auditors of the Company for the year ending December 31, 2001.
PricewaterhouseCoopers LLP are independent accountants. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF
                                                  ---
              PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS
                    FOR THE YEAR ENDING DECEMBER 31, 2001.


                             STOCKHOLDER PROPOSALS

     Under the Rules of the Securities and Exchange Commission, if a stockholder wants to include a proposal in the Company's Proxy Statement and form of proxy for presentation at the Company's 2002 Annual Meeting of Stockholders, the proposal must be received by the Company at its principal executive offices by November 20, 2001.

     Article III, Section 3.4 of the By-Laws of the Company provides a procedure for nomination for election of members of the Board of Directors: nominations for election to the Board of Directors may be made by the Board of Directors or by any holder of any outstanding class of capital stock of the Company entitled to vote for the election of Directors. Nominations, other than those made by the Board of Directors, shall be made by notification in writing delivered or mailed to the President of the Company not less than thirty (30) days or more than sixty (60) days prior to any Meeting of stockholders called for election of Directors, provided, however, that if less than twenty-one (21) days notice of the Meeting is given to stockholders, such nomination shall be mailed or delivered to the President of the Company not later than the close of business on the seventh (7th) day following the day on which the notice of Meeting was
mailed.   The Company's Annual Meeting of Stockholders is expected to be held on
April 15, 2002. Accordingly, any stockholder nomination for the 2002, Annual Meeting of Stockholders, to be timely, must be received by the Company not later than March 15, 2002 and not earlier than February 14, 2002. Notification must contain certain information as to each proposed nominee and as to each person acting alone or in conjunction with one or more persons, in making such nomination or in organizing, directing or financing such nomination. If the Chairman of the Meeting acknowledges the nomination of a person not made in accordance with the foregoing procedures, the persons named as proxies in the proxy materials relating to the Meeting will use their discretion in voting the proxies when the nomination is made at the Meeting. A copy of the By-Laws of the Company can be obtained by written request to the Secretary of the Company, Donald H. Fraser, 121 W. Pine Street, Lodi, CA 95240-2184.

     According to Article II, Section 2.6 of the Company's By-Laws, in order for business to be properly brought before a meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company and must have been a stockholder of record at the time such notice is given. To be timely, a stockholder's notice shall be delivered to or mailed (by United States registered mail, return receipt requested) and received at the principal executive offices of the Company not less than seventy (70) days nor more than ninety (90) days prior to the first anniversary date of the preceding year's Annual Meeting; provided, however, that in the event that the date of the Annual Meeting is advanced by more than twenty (20) days, or delayed by more than seventy (70) days, from such anniversary date, notice by a stockholder to be timely must be so delivered or mailed (by U.S. registered mail, return receipt requested) and received not earlier than the close of business on the later of the seventieth (70th) day prior to such Annual Meeting or the tenth
(10th) day following the day on which public announcement of the date of such Meeting is first made. The Company's 2002 Annual Meeting of Stockholders is expected to be held on April 15, 2002. Accordingly, any stockholder proposal, to be timely, must be received by the Company no later than February 5, 2002, and no earlier than January 16, 2002. Such stockholder's notice to the Secretary must contain certain additional information, which is more particularly described in Article II, Section 2.6 of the Company's By-Laws. No business shall be conducted at an Annual Meeting of stockholders unless proposed in accordance with the foregoing procedures. The Chairman of the Meeting shall, if the factors warrant, determine and declare to the Meeting that business was not properly brought before the Meeting in accordance with the foregoing procedure and such business shall not be transacted.

                                 ANNUAL REPORT

     Together with this Proxy Statement, Farmers & Merchants Bancorp has distributed to each of its stockholders an Annual Report for the year ended December 31, 2000. The Annual Report contains the consolidated financial statements of the Company and its subsidiary and the report thereon of PricewaterhouseCoopers LLP, the Company's independent public accountants.

     Upon written request by any person entitled to vote at the Meeting, addressed to Donald H. Fraser, Secretary of the Company, at 121 W. Pine Street, Lodi, CA 95240-2184, we will provide, without charge, a copy of the Company's 2000 Annual Report on form 10-K, including the financial statements and the schedules filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934.

                                 OTHER MATTERS

     The management of the Company is not aware of any other matters to be presented for consideration at the Meeting or any adjournments or postponements thereof. If any other matters should properly come before the Meeting, it is intended that the persons named in the enclosed Proxy will vote the shares represented thereby in accordance with their best business judgment, pursuant to the discretionary authority granted therein.


     BY ORDER OF THE BOARD OF DIRECTORS


     /s/ Donald H. Fraser

     Donald H. Fraser
     Secretary

                                   Exhibit A

--------------------------------------------------------------------------------
                            AUDIT COMMITTEE CHARTER
--------------------------------------------------------------------------------

The Audit Committee Charter provides general guidelines for members of the Audit Committee (Committee) for the Board of Directors of Farmers & Merchants Bank of Central California (Bank). These guidelines will assist the Committee in its efforts to ensure ongoing adequacy of the Bank's internal audit system as recommended by section 132 of the Federal Deposit Insurance Corporation Improvement Act of 1991 (FDICIA), Securities Exchange Commission and the AICPA's Auditing Standards Board.

COMMITTEE MEMBERSHIP

The Committee shall be composed of at least three outside Directors of the Board. The Board shall annually determine whether members are "independent of management" of the Bank. At least one member of the Committee shall have accounting or financial management expertise.

COMMITTEE MEETINGS

The Committee shall meet at least bi-monthly to review all recent audit reports (including reports by internal auditors, independent public accountants, and/or regulatory agencies). Management reports shall also be reviewed as they relate to audit findings. The Committee shall maintain and report to the Board, minutes and other relevant records of their meetings and decisions.

AUDIT SYSTEM

The Committee shall approve an internal audit system, which provides for:

     .  Audit Programs. These items will be annually presented by the auditor:

        -  Scope and frequency of the audit work

        -  Documentation of the work performed

        -  Conclusions reached and reports issued

     . Program Effectiveness. Audit Reports and responses thereto shall be presented to determine if controls are effective and if appropriate corrective action has been taken.

     . Audit Arrangements. The independent auditor, operations auditor and credit examination vendors are ultimately accountable to the Board of Directors and Audit Committee. It is management's responsibility to evaluate and recommend vendor selection and replacement. It is the Committee's responsibility to review management's recommendation and recommend approval to the Board of Directors. It is the Board's responsibility to approve and replace the independent auditor, if deemed appropriate or necessary. The following information shall be presented to the Committee with Management's recommendations at least annually:

        -  Written Agreement. Annual written contract or engagement letter.

        - Vendor Competence. A resume and references for each individual responsible for maintaining the audit relationship.

        -  Vendor Independence. A formal written statement of independence.

FINANCIAL REPORTING

The Committee shall:

- Review the company's Forms 10-Q and 10K prior to presentation to the Board and filing with the Securities Exchange Commission.

- Report to the Board that its members have reviewed the Forms 10-Q and 10K, and whether anything came to the attention of the Committee members which caused them to believe that the audited financial statements contain any materially misleading statements or omit any material information.

- Ensure that a copy of this Charter is disclosed in the proxy statement every three years.

[X] PLEASE MARK VOTES                                       REVOCABLE PROXY
    AS IN THIS EXAMPLE                                  FARMERS & MERCHANTS BANCORP
                                                                                                                    With-   For All
                 ANNUAL MEETING OF STOCKHOLDERS                  1. ELECTRON OF DIRECTORS of all              For   hold    Except
                         APRIL 16, 2001                             nominees listed (except as marked to      [_]   [_]      [_]
   This Proxy is solicited on behalf of the Board of Directors      the contrary below):

 The undersigned hereby appoint(s) Ole R. Mettler, Ralph            Stewart C. Adams, Jr., Ralph Burlington, Robert F. Hunnell,
Burlington and Kent A. Steinwert and any of them, each with         Ole R. Mettler, James E. Podesta, George Scheldeman, Harry C.
full power of substitution as Proxy of the undersigned, to          Schumacher, Hugh Steacy, Kent A. Steinwert, Calvin (Kelly) Suess
attend the Annual Meeting as Stockholders of Farmers &              and Carl A. Wishek, Jr.
Merchants Bancorp to be held at Lodi, California, at 4:00
p.m., on April 16, 2001 and any adjournment thereof, and to
vote the number of shares the undersigned would be entitled to   INSTRUCTION: To withhold authority to vote for any individual
vote if personally present as indicated hereon;                  nominee, mark "For All Except" and write that nominee's name in the space provided below.
                                                                 -------------------------------------------------------------------
                                                                                                         For    Against    Abstain
                                                                 2. PROPOSAL TO RATIFY THE               [_]      [_]        [_]
                                                                    APPOINTMENT OF Pricewater-
                                                                    houseCoopers LLP as independent
                                                                    public accountants of the Bancorp.

                                                                 3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                                                                    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
                                                                 DIRECTED BY THE UNDERSIGNED STOCKHOLDER, IF NO DIRECTION IS MADE,
                                                                 THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED UNDER ITEM 1 AND
                                                                 IN FAVOR OF ITEM 2. THIS PROXY CONFERS ON THE PROXYHOLDERS THE
                                         ------------------
    Please be sure to sign and date        Date                  POWER OF CUMULATIVE VOTING AS DESCRIBED IN SUCH PROXY STATEMENT.
      this Proxy in the box below
-----------------------------------------------------------
                                                                    Please sign exactly as name appears herein. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please
___Stockholder sign above___Co-holder (if any) sign above__      sign in partnership name by authorized person.

+                                                                                                                                  +

   Detach above card, sign, date and mail in postage paid envelope provided.

                          FARMERS & MERCHANTS BANCORP

--------------------------------------------------------------------------------
                  PLEASE MARK, DATE SIGN AND RETURN THE PROXY
                     PROMPTLY USING THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

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